Supplementary Data to Statements of Operations	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Supplementary Data to Statements of Operations

11. Supplementary Data to Statements of Operations

Other (income) expense, net consisted of foreign currency translation income of $2.5, and foreign currency translation expense of $6.9 for the nine months ended September 30, 2018, and 2017, respectively. The foreign currency translation is primarily related to remeasurement gains and losses from an intercompany payable of a U.S. subsidiary denominated in Canadian dollars. This intercompany payable was repaid in the second quarter of 2018.

13. Supplementary Data to Statements of Operations

	Year Ended December 31,
	2017	2016	2015
Other Expense, Net
Asset impairment	$—	$10.4	$23.0
Environmental reserve	—	5.9	—
Foreign currency translation expense (income)	7.3	(3.4)	4.8

Total other expense, net	$7.3	$12.9	$27.8

Asset Impairment

The sale of the UK Business in 2016 was considered a triggering event to test the trade name intangible asset for impairment. Given the reduction in future revenues of the UK Business previously included in the relief from royalty models used to support the trade name value, we recorded an impairment charge during the year ended December 31, 2016, of $10.2 to the trade name intangible asset. The remaining impairment amount is related to immaterial asset write-offs.

The sales of the Divested Benefits Continuation Businesses in 2015 were considered triggering events to test the trade name intangible asset for impairment. Given the reduction in future revenues from both businesses previously included in the relief from royalty models used to support the trade name value, we recorded an impairment charge during the year ended December 31, 2015, of $22.6 to the trade name intangible asset. The remaining impairment amount is related to immaterial asset write-offs.

Environmental Reserve

In September 1989, Parent’s predecessor entered into an Environmental Matters Agreement (“EMA”) with Seagate Technology plc (“Seagate”) related to groundwater contamination on a parcel of real estate sold by Parent’s predecessor to Seagate. Ceridian is now responsible for the EMA. The EMA requires expense sharing between Ceridian and Seagate for the remediation of groundwater contamination up to a certain limit. Based on additional information obtained with respect to more stringent remediation requirements, we have updated our estimate of the potential liability related to the EMA, resulting in an increase to the environmental reserve of $5.9 for the year ended December 31, 2016, which now represents the limit under the EMA. Please refer to Note 16, “Commitments and Contingencies,” for further discussion of our environmental liabilities.

Foreign Currency Translation Expense (Income)

We incurred foreign currency translation expense of $7.3 for the year ended December 31, 2017. The foreign currency translation expense for the year ended December 31, 2017, is primarily related to foreign currency remeasurement losses resulting from an intercompany payable of a U.S. operating subsidiary which is repaid in Canadian dollars.

We had foreign currency translation income of $3.4 for the year ended December 31, 2016. The foreign currency translation income for the year ended December 31, 2016, is primarily related to foreign currency remeasurement gains on intercompany receivables and payables between international subsidiaries that were settled in early 2017.

We incurred a foreign currency translation expense of $4.8 for the year ended December 31, 2015. The foreign currency translation expense for the year ended December 31, 2015, is primarily due to foreign currency remeasurement losses related to an intercompany receivable of a U.S. operating subsidiary which is repaid in Canadian dollars.